UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Amendment No. )
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY
STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant     Filed by a party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12
PG&E CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

PG&E CORPORATION

2026 Annual Meeting

Vote by May 20, 2026, 11:59 PM ET. For shares held in the 401(k) Plan, vote by May 18, 2026, 11:59 PM ET.

PG&E Corporation

PG&E CORPORATION
ATTN: SHAREHOLDER SERVICES
300 LAKESIDE DRIVE
OAKLAND, CA 94612

V84647-P42227

You invested in PG&E CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on Thursday, May 21, 2026, and notice of the Annual Meeting of Shareholders.**

Get informed before you vote

View the Notice, Proxy Statement, Annual Report and Form of Proxy online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

Annual Meeting will be held on

Thursday, May 21, 2026
10:00 a.m. Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/PCG2026

*Please check the meeting materials for any special requirements for meeting attendance. Registered shareholders also may vote virtually at the Annual Meeting of Shareholders. All 401(k) plan participants must submit their vote by May 18, 2026 11:59 PM ET in order to be counted.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information about the proposals being presented at the upcoming Annual Meeting of Shareholders. Please follow the instructions on the reverse side to access and review the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Rajat Bahri	For
1b.	Cheryl F. Campbell	For
1c.	Edward G. Cannizzaro	For
1d.	Kerry W. Cooper	For
1e.	Leo P. Denault	For
1f.	Jessica L. Denecour	For
1g.	Mark E. Ferguson III	For
1h.	W. Craig Fugate	For
1i.	Arno L. Harris	For
1j.	Carlos M. Hernandez	For
1k.	John O. Larsen	For
1l.	Patricia K. Poppe	For
1m.	William L. Smith	For
1n.	Benjamin F. Wilson	For
2.	Advisory Vote to Approve Executive Compensation	For
3.	Ratification of the Appointment of Deloitte and Touche LLP as the Independent Public Accounting Firm	For

NOTE: In their discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the Annual Meeting of Shareholders and any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V84648-P42227

PG&E Corporation

PG&E CORPORATION
ATTN: SHAREHOLDER SERVICES
300 LAKESIDE DRIVE
OAKLAND, CA 94612

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 18, 2026. Have your voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 18, 2026. Have your voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your voting instruction card, and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84665-P42227

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

PG&E CORPORATION

The Board of Directors recommends a vote FOR each director in Proposal 1 and FOR Proposals 2 and 3.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Rajat Bahri	☐	☐	☐
1b. Cheryl F. Campbell	☐	☐	☐
1c. Edward G. Cannizzaro	☐	☐	☐
1d. Kerry W. Cooper	☐	☐	☐
1e. Leo P. Denault	☐	☐	☐
1f. Jessica L. Denecour	☐	☐	☐
1g. Mark E. Ferguson III	☐	☐	☐
1h. W. Craig Fugate	☐	☐	☐
1i. Arno L. Harris	☐	☐	☐
1j. Carlos M. Hernandez	☐	☐	☐

	For	**Against**	**Abstain**
1k. John O. Larsen	☐	☐	☐
1l. Patricia K. Poppe	☐	☐	☐
1m. William L. Smith	☐	☐	☐
1n. Benjamin F. Wilson	☐	☐	☐
2. Advisory Vote to Approve Executive Compensation	☐	☐	☐
3. Ratification of the Appointment of Deloitte and Touche LLP as the Independent Public Accounting Firm	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the Annual Meeting of Shareholders and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

TO PARTICIPANTS IN THE RETIREMENT SAVINGS PLAN AND THE RETIREMENT SAVINGS PLAN FOR UNION-REPRESENTED EMPLOYEES (each, a "Plan"):

As a participant, you are entitled to direct the Trustee how to vote these shares of PG&E Corporation common stock attributable to your Plan account.

This voting instruction card is provided for your use in giving the Trustee confidential instructions to vote stock held in your Plan account at PG&E Corporation's Annual Meeting of Shareholders, to be held virtually at www.virtualshareholdermeeting.com/PCG2026 on Thursday, May 21, 2026 at 10:00 a.m. Pacific Time. You have one vote for each share of PG&E Corporation common stock attributable to your Plan account as of March 23, 2026. Enclosed is a Proxy Statement, that sets forth the business to be conducted at the Annual Meeting of Shareholders. Please mark your instructions on the other side of this card and sign, date, and return it in the postage-paid envelope provided.

As an alternative to completing and mailing the voting instruction card, you may submit your voting instructions over the Internet at www.proxyvote.com or by touch-tone telephone at 1-800-690-6903 (toll-free from the U.S. and Canada). Please have your voting instruction card in hand when submitting your voting instructions over the Internet or by telephone. These Internet and telephone voting procedures comply with California law. Participants who also own stock outside the Plan will receive a separate proxy card, notice, or voting instruction card for those shares.

If you do not return your card, if it is not signed and dated, or if you do not otherwise provide voting directions via telephone or the Internet, the Trustee will not vote the shares attributable to your Plan account.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 21, 2026:
The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

V84666-P42227

PG&E CORPORATION **VOTING INSTRUCTION CARD**
To Fidelity Management Trust Company, Trustee:

Pursuant to the provisions of PG&E Corporation's Retirement Savings Plan and Retirement Savings Plan for Union-Represented Employees, you are instructed to vote the shares of PG&E Corporation common stock attributable to my Plan account as of March 23, 2026 at the Annual Meeting of Shareholders of PG&E Corporation to be held on Thursday, May 21, 2026 at 10:00 a.m. Pacific Time, and at any adjournment or postponement thereof, as indicated on this voting instruction card, and upon all motions and resolutions which may properly come before said meeting and any adjournments or postponements thereof.

To participants in the Retirement Savings Plan and the Retirement Savings Plan for Union-Represented Employees:

If you sign but do not otherwise complete the card, you will be instructing the Trustee to vote all shares FOR each director in proposal 1 and FOR proposals 2 and 3 in accordance with the recommendations of the PG&E Corporation Board of Directors.

Continued and to be signed on reverse side